                                                                EXHIBIT 10.10(C)


                       CONSOLIDATED CONTAINER HOLDINGS LLC

                       REPLACEMENT UNITS OPTION AGREEMENT
                        FOR OPTION ISSUED PURSUANT TO THE
                             FRANKLIN PLASTICS, INC.
                             1998 STOCK OPTION PLAN


         THIS AGREEMENT (this "Agreement"), is made and entered into by and between Consolidated Container Holdings LLC, a Delaware limited liability company (the "Company"), and __________________ (the "Participant").

                                    RECITALS

         WHEREAS, the Company will acquire the assets and operations of Franklin Plastics, Inc., a Delaware corporation ("Franklin") and its subsidiaries pursuant to that certain Contribution and Merger Agreement dated as of April 29, 1999, by and among Suiza Foods Corporation, Franklin, the Suiza companies identified therein, Vestar Packaging LLC, Reid Plastics Holdings, Inc., the Reid companies identified therein, the Company and its subsidiaries identified therein (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement and the transactions contemplated thereby, the plastics packaging operations of Franklin will be contributed or merged with and into the Company, and the Company (or its subsidiaries) shall, after the consummation of such transactions, succeed to the business of Franklin, and be the new employer of certain former employees of Franklin;

         WHEREAS, the Franklin 1998 Stock Option Plan (the "Franklin Plan") was previously adopted by Franklin's Board of Directors, providing for the grant of stock options to certain selected officers and key employees of Franklin or its subsidiaries with respect to shares of common stock, $.01 par value, of Franklin (the "Franklin Common Stock"), and options to purchase Franklin Common Stock were previously issued to the Participant pursuant to that certain Stock Option Agreement by and between Franklin and the Participant dated as of ___________________ (the "Prior Option Agreement") and pursuant to the Franklin Plan;

         WHEREAS, the Board of Franklin and the Management Committee of the Company wish for the Participant to continue to enjoy the benefits provided by the Prior Option Agreement, and therefore to replace the non-qualified stock option to purchase Franklin Common Stock described in the Prior Option Agreement with a replacement non-qualified option to purchase Units of the Company on the terms described herein (the "Replacement Option"), such replacement to be effective as of the date of closing of the transactions contemplated by the Merger Agreement (the "Closing") and the Prior Option Agreement to terminate as of the Closing Date;

         WHEREAS, the Management Committee has deemed it in the best interests of the Company to adopt, and has adopted, the Replacement Units Option Plan (the "Replacement

Plan") of the Company to attract and retain the executive officers and key employees to whom stock options were previously issued pursuant to the Franklin Plan, and to provide for the replacement of the option pursuant to the Prior Option Agreement with the Replacement Option pursuant to this Agreement;

         WHEREAS, the Participant wishes to terminate the Prior Option Agreement and to accept in its place the Replacement Option described herein, such termination and the Replacement Option to be effective as of the date of the Closing, pursuant to the terms and conditions of the Replacement Plan;

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in the Replacement Plan;

         WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Replacement Option.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Participant to continue as an employee of the Company or its subsidiaries after the Closing, and to promote the success of the business of the Company and its subsidiaries, the parties hereby agree as follows:

         1. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Appraised Value" of a Unit means the fair market value of all of the outstanding Units divided by the number of outstanding Units, as determined by agreement between the Company and the Participant; provided that if the Company and the Participant cannot agree on such fair market value after 15 days, then such fair market value will be determined by an independent appraiser, accountant or investment bank knowledgeable in the Company's field of business (the "Appraiser") acceptable to the Company and the Participant. If the parties cannot agree on an Appraiser within seven days, then the Company will select one independent appraiser, accountant or investment bank and the Participant will select one independent appraiser, accountant or investment bank, and the two appraisers, accountants or investment banks will select the Appraiser. The Appraiser's appraisal of the fair market value shall be delivered within 30 days of the selection of such Appraiser and shall be conclusive and binding on the Company and the Participant.

                  (b) "Cause" means the Participant's (i) material breach of
SECTION 12 of this Agreement, (ii) willful and intentional misconduct or gross negligence in the performance of, or willful neglect of, the Participant's duties, which has caused demonstrable and serious injury (monetary or otherwise) to the Company, or (iii) conviction of, or plea of nolo contendere to, a felony; provided, however, that no act or omission shall constitute "Cause" for purposes of this Agreement unless the Chief Executive Officer or Management Committee of the Company provides to the Participant (a) written notice clearly and fully describing the particular acts or omissions which the Chief Executive Officer or Management Committee reasonably believes in good faith constitutes "Cause" and
(b) an opportunity, within thirty (30) days following his receipt of such notice, to meet in person with the Chief Executive Officer or Management

Committee to explain or defend the alleged acts or omissions relied upon by the Chief Executive Officer or the Board and, to the extent practicable, to cure such acts or omissions. Further, no act or omission shall be considered as "willful" or "intentional" if the Participant reasonably believed such acts or omissions were in the best interests of the Company.

                  (c) "Change of Control" means (1) any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than affiliates (as that term is defined in the Exchange
Act) of any of Reid Plastics Holdings, Inc., a Delaware corporation and unitholder of the Company, Vestar Packaging LLC, a Delaware limited liability company and unitholder of the Company, Suiza Foods Corporation, a Delaware corporation or Franklin Plastics, Inc., a Delaware corporation and unitholder of the Company (collectively, the "Company Parents"), becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or (2) the Company or any subsidiary of the Company shall merge with or consolidate into any other entity other than an affiliate of the Company or one of the Company Parents, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (3) the unitholders of the Company approve a plan of complete liquidation of the Company or such a plan is commenced; or (4) any merger, consolidation, sale of units or other transaction or series of related transactions, that results in the Company Parents, together, owning an aggregate of less than 50% of the combined voting power of the outstanding securities of the Company, other than an underwritten public offering for cash of the Company's securities or a distribution of the Company's securities held by any Company Parent; or (5) any sale of all or substantially all of the assets of the Company other than to an affiliate of the Company or a Company Parent, unless the Company Parents, collectively, own at least 50% of the combined voting power of the purchaser.

                  (d) "Confidential Information" means all information, whether oral or written, previously or hereafter developed, acquired or used by the Company, its subsidiaries, the Company Parents or any Subsidiary of a Company Parent, and relating to the business of the Company, a Company Parent or any of their subsidiaries that is not generally known to others in the Company's area of business, including without limitation trade secrets, methods or practices developed by the Company, the Company Parents or any of their subsidiaries, financial results or plans, customer or client lists, personnel information, information relating to negotiations with clients or prospective clients, proprietary software, databases, programming or data transmission methods, or copyrighted materials (including, without limitation, brochures, layouts, letters, art work, copy, photographs or illustrations). It is expressly understood that the foregoing list shall be illustrative only and is not intended to be an exclusive or exhaustive list of "Confidential Information."

                  (e) "Disability" means any mental or physical impairment that prevents the Participant from performing the essential functions of his position with or without reasonable accommodation as determined by a physician mutually agreeable to the Participant and the Company.

                  (f) "Fair Market Value" has the meaning assigned to such phrase in the Replacement Plan; provided that, if (i) there is no reported price information for the Units on a national stock exchange or automated trading system, and (ii) within 15 days after receipt of the Management Committee's determination of Fair Market Value in accordance with the Replacement Plan, the Participant notifies the Company in writing that he or she believes such determination is not consistent with the actual fair market value of the Units, then the Fair Market Value of the Units will instead equal the Appraised Value.

                  (g) "Good Reason" means any of the following events occurring, without the Participant's prior written consent specifically referring to this Agreement, within three (3) years following a Change of Control: (A) any reduction in the amount of the Participant's annual salary or aggregate incentive compensation opportunities, (B) any significant reduction in the aggregate value of the Participant's benefits as in effect from time to time (unless such reduction is pursuant to a general change in benefits applicable to all similarly situated employees of the Company and its affiliates), (C) the demotion of Participant from his position as of the date of this Agreement or any significant reduction in the nature or status of Participant's duties or responsibilities, or (D) any material and willful breach by the Company of any provision of this Agreement or any written employment agreement with the Participant; provided, however, that the occurrence of any of the events described in (A), (B), (C) and (D) above will not constitute "Good Reason" unless the Participant gives the Company written notice, within ninety (90) calendar days after the Participant knew or should have known of the occurrence of any of such events, that such event constitutes Good Reason, and the Company fails to cure the event within thirty (30) days after receipt of such notice.

         2. GRANT OF REPLACEMENT OPTION. The Company hereby grants to the Participant, upon the terms and subject to the conditions, limitations and restrictions set forth in the Replacement Plan and in this Agreement, the Replacement Option to acquire ________ Units, at an exercise price per Unit of $_____________, effective as of the Closing. The Participant hereby accepts the Replacement Option from the Company. Upon the Closing, the Prior Option Agreement shall terminate. If the Closing does not occur, however, this Agreement shall have no force or effect and the Prior Option Agreement shall remain in full force and effect.

         3. VESTING. The Units subject to the Replacement Option shall vest ratably in three equal annual increments commencing on the first anniversary of the award date of the Prior Option Agreement, which was _____________ (the "Original Award Date"). Notwithstanding the preceding sentence, the Replacement Option shall immediately vest in full as to all Units subject hereto upon the earliest to occur of any of the following:

         (i) termination of Participant's employment by the Company at any time (other than for Cause);

         (ii) termination of Participant's employment by Participant for Good Reason or on account of Participant's death or Disability; or

         (ii)     a Change in Control.

         4. EXERCISE. In order to exercise the Replacement Option with respect to any vested portion, the Participant shall provide written notice to the Company at its principal executive office. At the time of exercise, the Participant shall pay to the Company the exercise price per share set forth in
SECTION 2 times the number of vested Units as to which the Replacement Option is being exercised. The Participant shall make such payment in cash, check or at the Company's option, by the delivery of Units having a Fair Market Value on the date immediately preceding the exercise date equal to the aggregate exercise price. If the Replacement Option is exercised in full, the Participant shall surrender this Agreement to the Company for cancellation. If the Replacement Option is exercised in part, the Participant shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Replacement Option. Upon exercise of any Replacement Option, the number of Units held by Franklin shall be reduced on the books and records of the Company, so that the Percentage Interests of the Other Members is the same as it was prior to such exercise and the initial Capital Account of the Participant shall be equal to the exercise price paid upon any such exercise.

         If the Units to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended (the "Act"), the Replacement Option may be exercised by a broker-dealer acting on behalf of the Participant if (a) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such option, together with instructions signed by the Participant requesting the Company to deliver the Units subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such Units should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

         5. WHO MAY EXERCISE. The Replacement Option shall be exercisable during the lifetime of the Participant only by the Participant or any duly appointed legal representative of the Participant (or, after his death, by the Participant's designated beneficiaries or estate).

         6. EXPIRATION OF REPLACEMENT OPTION. The Replacement Option shall expire, and shall not be exercisable with respect to any vested portion as to which the Replacement Option has not been exercised, on the first to occur of:
(a) the tenth anniversary of the Original Award Date; or (b) sixty (60) days after the termination of the Participant's employment with the Company for any reason. Except as expressly provided in Section 3(b), the Replacement Option shall expire, with respect to any unvested portion, immediately upon the earlier of the tenth anniversary of the Original Award Date or termination of the Participant's employment with the Company for any reason.

         7. CALL AND PUT RIGHTS.

                  (a) Immediately upon the termination of the Participant's employment with the Company for any reason and for a period of ninety (90) days following the date of such termination (the "Call Period"), the Company shall have the right (the "Call Right") to purchase from the Participant, and to require the Participant to sell all Units purchased by the Participant upon the exercise of Replacement Options granted under the Replacement Plan (the "Purchased Units"). The Company may exercise its Call Right by providing written notice to the Participant of such exercise (the "Call Exercise Notice") at any time during the Call Period. The purchase price for the unexercised vested portion of the Participant's Replacement Option shall be determined by multiplying the number of Units subject to the vested portion of the Replacement Option by the difference between the Fair Market Value of the Units on the date of the Call Exercise Notice and the Exercise Price. The purchase price for the Purchased Units shall be determined by multiplying the number of Purchased Units by the Fair Market Value of the Units on the date of the Call Exercise Notice.

                  (b) At any time before the sale of Units to the Participant upon exercise of the Replacement Option is registered on an effective registration statement on Form S-8 or any successor form (the "Put Period"), the Participant shall have the right (the "Put Right") to sell to the Company, and to require the Company to purchase with respect to any exercise of the Put Right that occurs during the period of sixty (60) days following termination of Participant's employment with the Company for any reason (other than Cause), all of the Purchased Units and all of the unexercised vested portion of the Participant's Replacement Option. The Participant may exercise his Put Right by providing written notice to the Company of such exercise (the "Put Exercise Notice") at any time during the Put Period. The purchase price for the unexercised vested portion of the Participant's Replacement Option shall be determined by multiplying the number of Units subject to the vested portion of the Replacement Option by the difference between the Fair Market Value of the Units on the date of the Put Exercise Notice and the Exercise Price. The purchase price for the Purchased Units shall be determined by multiplying the number of Purchased Units by the Fair Market Value of the Units on the date of the Put Exercise Notice. In addition, if during the Put Period the Company achieves a ratio of its outstanding indebtedness to its trailing twelve-month EBITDA of 3:1, based upon its quarterly financial statements, the Participant shall have the right to exercise his Put Right by giving notice within sixty
(60) days after receiving notice from the Company of the achievement of such ratio that, no later than 240 days after such notice from the Company, the Participant will exercise the Put Right as to 20 percent of the aggregate number of Units represented by the sum of the Purchased Units and the number of Units represented by the unexercised portion (whether vested or unvested) of the Replacement Options; PROVIDED, HOWEVER, that the Company shall calculate any such ratio on a pro forma basis after taking into account any significant asset sales which have occurred prior to that date. Such Put Right may only be exercised with respect to Purchased Units which have been owned by the Participant for at least six (6) months and the price for such Units shall be determined as of the date of the quarterly financial statements which were used to determine the achievement of the above ratio.

                  Except as otherwise provided in the preceding paragraph, if either the Call Right or the Put Right is exercised, the closing of the purchase and sale required thereby will occur on the tenth business day following delivery of the applicable exercise notice or, if later, on the fifth business day following determination of the Fair Market Value. At such closing, the Participant will deliver the original of this Replacement Option and certificates evidencing any Purchased Units, duly endorsed for transfer, in each case free and clear of any liens and encumbrances, and the Company will deliver the applicable purchase price in immediately available funds. The Call Right and the Put Right set forth in this SECTION 7 shall terminate on the date that the Units commence trading on a national securities exchange or the NASDAQ Stock Market.

         8. TAX WITHHOLDING. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the Units subject hereto.

         9. DILUTION. In the event that each of the outstanding Units (other than Units held by dissenting unitholders) shall be changed into or exchanged for a different number or kind of equity interests of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, Units or other equity interests, as the case may be, or otherwise), or in the event that a unit split, unit dividend, dividend (other than a dividend paid in respect of federal, state or other taxes) payment or "spin-off" of units, stock or other equity interest in a subsidiary of the Company shall have occurred (other than any adjustment in any Capital Account that is required to reflect either the exercise of any right to repurchase Units or any indemnification obligation), then there shall be substituted for each Unit then subject to Replacement Options or available for Replacement Options the number and kind of units, shares of stock or other equity interests, as the case may be, into which each outstanding Unit (other than units, shares or other equity interests held by dissenting stockholders) shall be so changed or exchanged, or the number of Units or other securities as is equitably required in the event of a Unit split, Unit dividend or "spin-off," together with an appropriate adjustment of the Exercise Price.

         10. TRANSFER OF REPLACEMENT OPTION. Without the prior written consent of the Company, the Participant shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("Transfer") any portion of the Replacement Option or the rights and privileges pertaining thereto; provided, however, that the Participant may transfer any vested portion of the Replacement Option, without consideration, to (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (b) a trust or trusts, or to a guardian under the Uniform Gift to Minors Act, for the exclusive benefit of such Immediate Family Members, or (c) a partnership or other entity in which such Immediate Family Members are the only partners, provided that subsequent transfers of transferred Replacement Options shall be prohibited except by will, the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction. In addition, the Participant shall not, directly or indirectly, Transfer any Units acquired upon exercise of the Replacement Option other than (i) pursuant to an effective registration statement filed under the Act or (ii) pursuant to an exemption from the registration requirements of the Act. Any permitted transferee to whom the Participant shall Transfer the Replacement Option shall agree to be bound by this Agreement, and the term "Participant" in this Agreement shall be deemed to refer to the transferee with respect to the transferred Replacement Options, except that the provisions hereof related to termination of employment and the obligation to pay withholding taxes shall continue to apply to the original Participant. Neither the Replacement Option nor the underlying Units is liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

         11. CERTAIN LEGAL RESTRICTIONS. The Company shall not be obligated to sell or issue any Units upon the exercise of the Replacement Option or otherwise unless the issuance and delivery of such Units shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which Units may then be listed. As a condition to the exercise of the Replacement Option or the sale by the Company of any additional Units to the Participant, the Company may require the Participant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any Units if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such Units. In addition, the Company shall have no obligation to the Participant, express or implied, to list, register or otherwise qualify any of the Participant's Units. The Units issued upon the exercise of the Replacement Option may not be transferred except in accordance with applicable federal or state securities laws. At the Company's option, the certificate evidencing Units issued to the Participant may be legended as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

         12.      CERTAIN COVENANTS OF PARTICIPANT.

                  (a) COVENANT NOT TO COMPETE. In consideration of the grant of the Replacement Option to the Participant hereunder, the Participant shall not during the term of this Agreement and for a period of two (2) years after the termination of the Participant's employment with the Company for any reason, directly or indirectly, engage (whether as owner, partner, unitholder, joint venturer, manager or investor) in any business that competes, directly or indirectly, with the Company within any territory or jurisdiction in which the Company, its subsidiaries or affiliates are, at the time of such termination, then conducting business (provided that the foregoing restrictions shall not restrict the Participant from owning or acquiring one percent (1%) or less of the outstanding voting securities of a public company), provided that the foregoing restriction will terminate immediately if the Participant's employment with the Company is terminated by the Company without Cause or by the Participant for Good Reason.

                  (b) PROTECTION OF CONFIDENTIAL INFORMATION. The Participant agrees that he will not at any time during or following his employment with the Company, without the Company's prior written consent, divulge any Confidential Information to any other person or entity or use any Confidential Information for his own benefit. Upon termination of employment, for any reason whatsoever, regardless of whether either party may be at fault, the Participant will return to the Company all physical Confidential Information in the Participant's possession.

                  (c) NON-SOLICITATION OF EMPLOYEES. The Participant agrees, for so long as he remains employed by the Company and for a period of two (2) years after the termination of the Participant's employment with the Company for any reason, that the Participant will not, either for his own account or on behalf of any other person or entity, solicit, suggest or request that any other person employed by the Company or one of its affiliates leave such employment for the purpose of becoming employed by the Participant or any other person or entity.

         13. REPLACEMENT PLAN INCORPORATED. The Participant accepts the Replacement Option subject to all the provisions of the Replacement Plan, which are incorporated into this Agreement, including the provisions that authorize the Management Committee to administer and interpret the Replacement Plan and which provide that the Management Committee's decisions, determinations and interpretations with respect to the Replacement Plan are final and conclusive on all persons affected thereby. Except as otherwise set forth in this Agreement, terms defined in the Replacement Plan have the same meanings herein.

         14. MISCELLANEOUS.

                  (a) The Replacement Option is intended to be a non-qualified option under applicable tax laws, and it is not to be characterized or treated as an incentive option under such laws.

                  (b) The granting of the Replacement Option shall impose no obligation upon the Participant to exercise the Replacement Option or any part thereof. Nothing contained in this Agreement shall affect the right of the Company to terminate the Participant at any time, with or without cause, or shall be deemed to create any rights to employment on the part of the Participant.

                  (c) The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Company and the Participant, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Company and the Participant; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

                  (d) Neither the Participant nor any person claiming under or through the Participant shall be or shall have any of the rights or privileges of a unitholder of the Company in respect of any of the Units issuable upon the exercise of the Replacement Option herein unless and until certificates representing such Units shall have been issued and delivered to the Participant or such Participant's agent.

                  (e) Any notice to be given to the Company under the terms of this Agreement or any delivery of the Replacement Option to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath his or her signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.

                  (f) Subject to the limitations in this Agreement on the transferability by the Participant of the Replacement Option and any Units, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

                  (g) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  (h) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

                  (i) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

                  (j) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

                  (k) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

                  (l) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  (m) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

                  (n) At any time and from time to time the Management Committee may execute an instrument providing for modification, extension, or renewal of any outstanding option, provided that no such modification, extension or renewal shall (i) impair the Replacement

Option in any respect without the consent of the holder of the Replacement Option or (ii) conflict with the provisions of Rule 16b-3 (if such rule is applicable). Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

                  (o) In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

                  (p) Where applicable, any reference to the "Company" shall be deemed to include the Company's subsidiaries or other affiliates.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                            CONSOLIDATED CONTAINER HOLDINGS LLC

                                            ---------------------------------
                                            By:
                                            Name:
                                            Title:


                                            PARTICIPANT:


                                            ---------------------------------


                                            Address:


                                            Fax: